                                 EXHIBIT (14)
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                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                 PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Know all men by these presents that Patrick S. Baird, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Retirement Builder Variable Annuity Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.


                                            /s/  Patrick S. Baird
                                            ------------------------------------
                                            Patrick S. Baird
                                            Senior Vice President
                                            PFL Life Insurance Company

October 11, 1999
-----------------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                 PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Retirement Builder Variable Annuity Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.


                                            /s/  Craig D. Vermie
                                            ------------------------------------
                                            Craig D. Vermie
                                            Vice President
                                            PFL Life Insurance Company

October 11, 1999
-----------------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                 PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Know all men by these presents that William L. Busler, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Retirement Builder Variable Annuity Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.


                                            /s/  William L. Busler
                                            ------------------------------------
                                            William L. Busler
                                            President
                                            PFL Life Insurance Company

October 11, 1999
-----------------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                 PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Know all men by these presents that Larry N. Norman, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Retirement Builder Variable Annuity Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.


                                            /s/  Larry N. Norman
                                            ------------------------------------
                                            Larry N. Norman
                                            Executive Vice President
                                            PFL Life Insurance Company

October 11, 1999
-----------------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                 PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Know all men by these presents that Douglas C. Kolsrud, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Retirement Builder Variable Annuity Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.


                                            /s/  Douglas C. Kolsrud
                                            ------------------------------------
                                            Douglas C. Kolsrud
                                            Senior Vice President
                                            PFL Life Insurance Company

October 11, 1999
-----------------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                 PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Know all men by these presents that Robert J. Kontz, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Retirement Builder Variable Annuity Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.


                                            /s/  Robert J. Kontz
                                            ------------------------------------
                                            Robert J. Kontz
                                            Vice President
                                            PFL Life Insurance Company

October 11, 1999
-----------------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                 PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the PFL Retirement Builder Variable Annuity Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute, may do or cause to be done by virtue hereof.


                                            /s/  Brenda K. Clancy
                                            ------------------------------------
                                            Brenda K. Clancy
                                            Vice President
                                            PFL Life Insurance Company

October 11, 1999
-----------------------------------------
Date